(18) Restatements

The 2004 and 2003 statements of operations and statements of cash flows have been restated to reclassify the net effect of the sale of real estate to a separate line item "gain on the sale of real estate acquired for resale", to reclassify the net change in real estate acquired for resale from operating activities to investing activities and recognize the effect of the discount on notes receivable on the statement of cash flows as follows:

	2004		2003
	As Previously Reported	As Restated	As Previously Reported	As Restated

Years ended December 31:
Statements of Operations
Revenues	$21,440,342	$16,687,426	$7,928,943	$7,842,943
Cost of sales	15,565,390	12,628,344	7,385,482	7,285,482
Total operating expenses	20,362,655	17,425,609	8,996,000	8,896,000
Operating income (loss)	1,077,687	(738,183)	(1,067,057)	(1,053,057)
Gain (loss) on sale of real estate	-	1,815,870	-	(14,000)
Total other income (expenses)	703,842	2,519,712	128,639	114,639
Statements of Cash Flows
Net cash provided by (used in) operating activities	(1,055,899)	(1,438,744)	618,334	(723,300)
Net cash provided by (used in) investing activities	4,902,090	6,209,918	(1,364,149)	(22,515)
Net cash provided by (used in) financing activities	289,449	(635,534)	780,400	780,400